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                                                                      Exhibit 10


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A, of the Janus Smart Portfolios (Janus Smart Portfolio -- Growth, Janus Smart Portfolio -- Moderate and Janus Smart Portfolio -- Conservative), to us under the heading "Independent Registered Public Accounting Firm".


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 27, 2006